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                                   EXHIBIT 23

                           CONSENT OF ARTHUR ANDERSEN

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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-82004 (1994 Stock Incentive Plan), 33-82002 (1991 Stock Option Plan), 33-82006 (Management Equity Plan), 33-82348 (Goal
Plan), 33-82350 (Horizon-Pace and Strides), and 33-99934 (Employee Stock Purchase Plan).




ARTHUR ANDERSEN LLP



January 26, 1998








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